Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:		/s/ John R. Male

	Name:	John R. Male
	Title:	Chairman of the Board and
Chief Executive Officer

By:		/s/ C. Keith Swaney

	Name:	C. Keith Swaney
	Title:	President, Chief Operating Officer
and Treasurer

Date: November 8, 2004